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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 8, 1999




                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




       Florida                          0-21835                  59-2754337
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)





     1500 West University Parkway
           Sarasota, Florida                                       34232
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  941-362-1200




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ITEM 5.  OTHER EVENTS.

PRESS RELEASE

         On March 8, 1999, the Company issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on April 15, 1999, to shareholders of record on March 31, 1999.

         On March 10, 1999, the Company issued the press release attached hereto as Exhibit 99.2 announcing results for the fourth quarter of 1998 and the year ended December 31, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
      Number                         Exhibit Description
      -------                        -------------------
       99.1          Press Release of the Registrant dated March 8, 1999.
       99.2          Press Release of the Registrant dated March 10, 1999.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SUN HYDRAULICS CORPORATION



                                     By: /s/ Richard J. Dobbyn
                                        ---------------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated: March 10, 1999




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                                 EXHIBIT INDEX

      Exhibit
      Number                         Exhibit Description
      -------                        -------------------
       99.1          Press Release of the Registrant dated March 8, 1999.
       99.2          Press Release of the Registrant dated March 10, 1999.




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